UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 23, 2004

TROY GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24413	33-0807798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2331 South Pullman Street Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

(949) 250-3280

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

EXPLANATORY NOTE

TROY Group, Inc. (the “Company”) previously furnished a Form 8-K under Item 12 on February 23, 2004 prior to its conference call.  Although not required to do so, the Company is voluntarily furnishing this transcript of its conference call on February 23, 2004.

Item 7.  Financial Statements, Proforma Financial Information, and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibit is attached to this Current

Report on Form 8-K (this “Report”):

99.1 Conference Call transcript dated February 23, 2004.

Item 12.  Disclosure of Results of Operations  and Financial Condition.

On February 23, 2004, the Company held a conference call reporting financial results for the fourth quarter and fiscal year ended November 30, 2003 (the “Conference Call”). A copy of the transcript for the conference call is being voluntarily furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TROY GROUP, INC.

Dated: March 1, 2004	By:	/s/ Patrick J. Dirk
Patrick J. Dirk, Chairman